SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                               Form 8-K


                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  May 15, 1995



                            LACLEDE GAS COMPANY
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(Exact name of registrant as specified in its charter)

              Missouri                   1-1822       43-0368139
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   (State or other jurisdiction    (Commission   (IRS Employer
       of incorporation)            File Number)  Identifica-
                                                  tion No.)
     720 Olive Street     St. Louis, Missouri           63101
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  (Address of principal executive offices)         (Zip Code)

 Registrant's telephone number, including area code (314) 342-0500

                                  NONE
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     (Former name or former address, if changed since last report)
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Item 5.   Other Events.
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       Pursuant to an Underwriting Agreement, dated May 15, 1995 (the
"Underwriting Agreement"), Laclede Gas Company (the "Registrant"), on
May 22, 1995, sold to the Underwriters named on Schedule I of the attached Underwriting Agreement 1,550,000 shares of its common stock par value $1.00 per share (the "Shares"). The registration statement on Form S-3 with respect to the Shares of the Registrant (File No. 33-58757), was filed by the Registrant on April 21, 1995 and declared effective by the Securities and Exchange Commission on May 15, 1995. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.01.

Item 7.   Exhibits.
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      Reference is made to the information contained in the
Index to Exhibits filed as part of this Form 8-K.
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                               SIGNATURE
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LACLEDE GAS COMPANY
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                                       (Registrant)

                                  By: Robert J. Carroll
                                      -----------------
                                      Robert J. Carroll
                                      Vice President-Finance
                                      and Chief Financial
                                      Officer
  May 23, 1995
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   (Date)
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
                         Index to Exhibits

Exhibit No.
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1.01          Underwriting Agreement, dated
              May 15, 1995, entered into by the
              Registrant and the Representatives
              of the Underwriters relating to the
              Shares.